UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012

LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

2979 SE Gran Park Way, Stuart, Florida 34997
(Address of Principal Executive Offices)

(772) 287-2414
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 11, 2011, Liberator Medical Holdings, Inc., and its wholly-owned subsidiary, Liberator Medical Supply, Inc. (collectively, the “Company”), entered into a Committed Line of Credit agreement (the “Line of Credit Agreement”) with PNC Bank, National Association (the “Lender”). Pursuant to the Line of Credit Agreement, the Lender provides a maximum of Eight Million Five Hundred Thousand Dollars ($8,500,000) of revolving credit secured by the Company’s personal property, including inventory and accounts receivable, and guaranteed by Liberator Medical Holdings’ Practica Medical Manufacturing, Inc., Liberator Health and Education Services, Inc., and Liberator Health and Wellness, Inc., subsidiaries. Interest is payable on any advance at LIBOR plus 2.75%. Advances under the Line of Credit Agreement are subject to a Borrowing Base Rider, which establishes a maximum percentage amount of the Company’s accounts receivable and inventory that can constitute the permitted borrowing base. The Line of Credit Agreement expires on February 11, 2013 (the “Expiration Date”).

On February 8, 2012, the Company received a letter of Extension of Expiration Date for Committed Line of Credit dated January 27, 2012, extending the Expiration Date to February 14, 2014. By letter captioned “Renewal of Expiration Date for Committed Line of Credit” dated February 10, 2012, the Lender amended its January 27, 2012, extension letter to provide that the Expiration Date had been extended to February 11, 2014, rather than February 14, 2014. All other terms and conditions of the Line of Credit Agreement remain in full force and effect.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Line of Credit Agreement, the Revolving Line of Credit Note, the Guaranty and Surety Ship Agreements, and the Security Agreements between and among the Lender, the Company, and the Company’s subsidiaries, dated February 11, 2011, copies of which were filed with the Company’s Current Report on Form 8-K on February 16, 2011, the Extension of Expiration Date for Committed Line of Credit dated January 27, 2012, and the Renewal of Expiration Date for Committed Line of Credit dated February 10, 2012, a copy of which is annexed to this Current Report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

10.1	Renewal of Expiration Date for Committed Line of Credit dated February 10, 2012, by and among the Liberator Medical Holdings, Inc., Liberator Medical Supply, Inc., and PNC Bank, National Association.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.
Registrant

Dated: February 17, 2012	/s/ Mark A. Libratore
Mark A. Libratore, President

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